ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET
AS AT JANUARY 31, 2007
(Unaudited)
(Stated in U.S. Dollars)

			Reverse
		Royalite	Merger
	Worldbid	Petroleum	Pro Forma		Pro-Forma
	Corporation	Corporation	Adjustments		Consolidated
	Historical	Historical	(Note 3)		Balance Sheet
ASSETS

Current
Cash and cash equivalents	$2,102,687	$-	$(17,478)	a	$2,085,209
Accounts receivable	7,395	-	-		7,395
Receivables, other	3,148	-	-		3,148
Prepaid expenses	-	33,500	-		33,500
	2,113,230	33,500	(17,478)		2,129,252

Loan Receivable	2,180,000	-	(2,180,000)	b	-
Deposits	30,452	3,500	-		33,952
Property and Equipment, net	5,085	14,725	-		19,810
Licence Rights	-	2,849	-		2,849
Unproven Oil & Gas Properties, full
cost method	-	2,047,631	-		2,047,631
Customer Lists	-	-	1	g	1

	$4,328,767	$2,102,205	$(2,197,477)		$4,233,495
LIABILITIES
Current
Bank indebtedness	$-	$17,478	$(17,478)	a	$-
Accounts payable and accrued
liabilities	93,010	104,306	-		197,316
Due to related parties	21,680	-	-		21,680
Notes payable	20,000	-	-		20,000
Loan payable	-	2,180,000	(2,180,000)	b	-
Deferred income	17,949	-	-		17,949
	152,639	2,301,784	(2,197,478)		256,945

Share Subscriptions Received	-	-	2,153,549	e	2,153,549

Capital Stock	9,484	24,961	24,961	c	34,445
			(9,484)	d
			(15,477)	f

Share Subscriptions Received	2,153,549	-	(2,153,549)	e	-

Additional paid-in capital	14,463,460	764,239	(24,961)	c	754,756
			(14,463,460)	d
			15,477	f
			1	g

Contributed Surplus	38,200	-	(38,200)	d	-
Other Comprehensive Income	(46,768)	-	46,768	d	-
Retained Earnings (Deficit)
Accumulated During The
Exploration Stage	(12,441,797)	(988,779)	14,464,376	d	1,033,800
	4,176,128	(199,579)	(2,153,548)		1,823,001

	$4,328,767	$2,102,205	$(2,197,477)		$4,233,495

Accompanying notes are an integral part of these pro-forma consolidated financial statements

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

PRO-FORMA STATEMENTS OF OPERATIONS

PERIOD FROM INCEPTION DECEMBER 5, 2005 TO April 30, 2006

(Unaudited)
(Stated in U.S. Dollars)

		Royalite
		Petroleum
		Corporation
		Period from		Reverse
	Worldbid	Inception		Merger
	Corporation	December 5,		Pro Forma		Pro-Forma
	Year Ended	2005, to		Adjustments		Statement of
	April 30, 2006	April 30, 2006		(Note 3)		Operations

Revenue	$332,672	$-		$(332,672)	h	$-

Expenses

Oil and gas exploration expenses	-	34,090		-		34,090
General and administrative	442,071	161,982		(442,071)	h	161,982
Depreciation	404	13		(404)	h	13
	422,475	196,085		(422,475)		196,085

Loss before the following	(89,803)	(196,085)		89,803	h	(196,085)

Interest expense	(24,512)	-		24,512	h	-

Net Loss For The Period	$(114,315)	$(196,085)		$114,315		$(196,085)

Basic and Diluted Loss per Share	$(0.02)	$(0.01)	$			$(0.01)

Weighted Average Number of
Shares Outstanding	5,052,107	22,585,000				30,015,075

The accompanying notes are an integral part of these pro-forma financial statements

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

PRO-FORMA STATEMENTS OF OPERATIONS

NINE MONTH PERIOD ENDED JANUARY 31, 2007

(Unaudited)
(Stated in U.S. Dollars)

		Royalite
	Worldbid	Petroleum
	Corporation	Corporation	Reverse
	Nine Months	Nine Months	Merger
	Ended	Ended	Pro Forma		Pro-Forma
	January 31,	January 31,	Adjustments		Statement of
	2007	2007	(Note 3)		Operations

Revenue	$202,958	$-	$(202,958)	h	$-

Expenses

Oil and gas exploration expenses	-	189,434	-		189,434
General and administrative	395,815	601,296	(395,815)	h	601,296
Depreciation	-	1,964	-		1,964
	395,815	792,694	(395,815)		792,694

Loss before the following items	(192,857)	(792,694)	192,857	h	(792,694)

Interest expense	(1,091,254)	-	1,091,254	h	-
Loss on embedded derivative				h
liability	(1,159,000)	-	1,159,000		-
Gain on settlement of debt	11,010	-	(11,010)	h	-
Discount on stock issuance	(1,740,000)	-	1,740,000	h	-

Net Loss For The Period	$(4,172,101)	$(792,694)	$4,172,101		$(792,694)

Basic and Diluted Loss per Share	$(0.77)	$(0.03)			$(0.03)

Weighted Average Number of
Shares Outstanding	5,387,126	24,960,667			30,347,793

The accompanying notes are an integral part of these pro-forma financial statements

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	BASIS OF PRESENTATION

These Pro-Forma unaudited consolidated financial statements have been prepared from the audited financial statements of Worldbid Corporation (“Worldbid”) as of April 30, 2006, the unaudited financial statements of Worldbid as of January 31, 2007, the audited financial statements of Royalite Petroleum Corp. (“Royalite”) as of April 30, 2006 and the unaudited financial statements of Royalite as of January 31, 2007, giving effect to an Amended and Restated Plan of Merger entered into on August 23, 2006 and as amended on February 9, 2007 (See Note 2).

In the opinion of management of Worldbid, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Royalite by Worldbid as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Worldbid and Royalite referred to above and included elsewhere in this proxy statement.

These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on January 31, 2007.

2.	AGREEMENT AND PLAN OF MERGER

On August 23, 2006, and as amended on February 9, 2007, Royalite Petroleum Company Inc. (formerly Worldbid Corporation) (the “Company”), Royalite Acquisition Corp. (“Worldbid Sub”) a wholly owned subsidiary of the Company, incorporated solely for the purpose of the merger, and Royalite Petroleum Corp. (“Royalite”), a Nevada Corporation, entered into an Amended and Restated Plan of Merger.

The acquisition of Royalite was completed pursuant to the provisions of the Amended and Restated Agreement and Plan of Merger as follows:

a)

Royalite merged with and into Royalite Acquisition Corp. (“Worldbid Sub”), with Worldbid Sub continuing as the surviving corporation. Worldbid issued one share of the Company’s common stock in exchange for each outstanding share of Royalite common stock, totalling 24,960,667 shares; and

b)

Immediately following the merger of Royalite and Worldbid Sub, Worldbid merged with Worldbid Sub, with Worldbid continuing as the surviving corporation (the “Second Merger”). As part of the Second Merger, Worldbid changed its name to “Royalite Petroleum Company Inc.”

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

2.	AGREEMENT AND PLAN OF MERGER (Continued)

Since the transaction will result in the former shareholders of Royalite owning the majority of the issued shares of Worldbid, the transaction, which is referred to a reverse take-over will be treated for accounting purposes as an acquisition by Royalite of the net assets and liabilities of Worldbid.

Worldbid had net assets at January 31, 2007 with a fair value of $2,022,580 and therefore the 24,960,667 shares of common stock to be issued on acquisition are valued at a fair value of $2,022,580.

The acquisition is summarized as follows:

Current assets	$2,113,230
Non current assets	2,215,538
4,328,768

Current liabilities	2,306,188

Net assets	$2,022,580

3.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated financial statements include the following pro-forma adjustments.

	a)	To record the reclassification of bank indebtedness and cash at bank on consummation of the reverse take over.

	b)	To record the elimination of the inter company debt between Worldbid and Royalite on consummation of the reverse take over.

c)

To record the issuance of 24,960,667 common shares of Worldbid to acquire 100% of the issued and outstanding share capital of Royalite, in accordance with the agreement, whereby shares will be exchanged on a 1:1 basis.

	d)	To eliminate the capital stock, additional paid in capital and contributed surplus of Worldbid against accumulated deficit.

	e)	To reclassify the share subscriptions received to non-current liabilities.

	f)	To adjust the par value of the outstanding common shares of Worldbid to actual.

ROYALITE PETROLEUM COMPANY INC.
(Formerly Worldbid Corporation)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

3.	PRO-FORMA ADJUSTMENTS (Continued)

	g)	To record the fair value of intangible asset in Worldbid.

	h)	To eliminate the results of operations of Worldbid for the period prior to the acquisition.

4.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Worldbid issued pursuant to the proposed acquisition and merger had been outstanding since the beginning of the periods.